EXHIBIT 10.10.1

January 8, 2003

***

***

Natus Medical Inc.

1501 Industrial Road

San Carlos, CA 94070-4111

RE:    Extension of Agreement #CE90270

Dear ***:

Natus Medical Inc. and Novation, LLC agree to extend the above-referenced Agreement through January 31, 2004. In addition Natus and Novation agree to make the following changes to the Supplier Agreement:

1a.    Purchasing and Leasing Opportunities for Members.    In the 5th sentence delete “a Member” for purposes of this Agreement and replace with “eligible Member to participate in this Agreement”. Also, in the 5th sentence delete the second “a Member” and replace with “eligible Member.” Definition of “eligible Member” is found in Section 2a below.

2a.    Letter of Award.    Delete the first sentence and replace with the following: “By executing and delivery the Letter of Award attached hereto as Exhibit D (“Award Letter”) to Supplier, Novation will have accepted the Bid, and Novation and Supplier therefore agree that Supplier will make Products available for purchase and/or lease by the Members that have completed a Letter of Participation (attached hereto in Exhibit A), at the Award Prices in accordance with the terms of this Agreement and the forms of purchase, lease, financing or servicing agreements, if any, attached hereto in Exhibit E (collectively, “Forms”); provided, however, that Novation’s award of this Agreement to Supplier will not constitute a commitment by any person to purchase or lease any of the products. All subsequent reference in this Agreement to “Members” shall refer to those having completed the Letter of Participation.”

9a.    Marketing Fees Calculation.    In the fifth line: after “revenues” change to less *** and ***, and then add “to the participating Members, directly or indirectly from Supplier (now add) “during the Term of this Agreement” and strike remaining part of this sentence.

Exhibit A.    The current Exhibit A is replaced with the attached Exhibit A effective February 1, 2003. The revised Letter of Participation reflecting these changes is also attached.

Exhibits B and D.    Delete references to Super Committed Participation Level.

All other terms and conditions of the current Agreement will remain in full force and effect.

Please indicate your acceptance of this extension as amended by signing in the space provided below, and returning one signed original to *** at your earliest convenience. A copy is provided for your records.

Sincerely,

/s/    Larry Dooley

Larry Dooley

Vice President

Contract and Program Services

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

AGREED TO AND ACCEPTED this 30th day of January, 2003.

Natus Medical Inc.

By:	/s/ KENNETH M. TRAVERSO
Printed Name:	Kenneth M. Traverso
Title:	Vice President of Marketing & Sales

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

EXHIBIT A

EFFECTIVE 2/1/2003

NATUS MEDICAL

NOVATION AGREEMENT

CE90270

		LIST PRICE	NOVATION PRICING
Item Description	UOM		UOM-NOV	PRICE	PER SCREEN	DISCOUNT
ALGO 3	1 Unit	$18,500.00	***	***		***
ALGO 3	1 Unit	$18,500.00	***	***		***
ALGO 3 Trade-In Guarantee	1 Unit			***

ALGO 2eC	1 Unit	$17,500.00	***	***		***
ALGO 2eC	1 Unit	$17,500.00	***	***		***
ALGO 2eC Trade-In Guarantee	1 Unit			***

ALGO Portable	1 Unit	$10,900.00	***	***		***
ALGO Portable	1 Unit	$10,900.00
ALGO Portable Trade-In Guarantee	1 Unit			***

ALGO-Colorado Pak
ALGO-Colorado Pak LG			Single Order or *** Standing Order
ALGO-PAK	1 Box (of 36 prs)	$351.00	***	***	***	***
	1 Box (of 36 prs)	$351.00	***	***	***	***
	1 Box (of 36 prs)	$351.00	***	***	***	***
	1 Box (of 36 prs)	$351.00	***	***	***	***
	1 Box (of 36 prs)	$351.00	***	***	***
	1 Box (of 36 prs)	$351.00
	1 Box (of 36 prs)	$351.00
			Single Order or *** Standing Order
MINIMUFFS NEO NOISEATTNRS	1 Unit	$180.00	***	***	***	***
MINIMUFFS NEO NOISEATTNRS 36BX	1 Unit	$180.00
MINIMUFFS NEO NOISEATTNRS 36BX	1 Unit	$180.00
MINIMUFFS NEO NOISEATTNRS 36BX	1 Unit	$180.00
MINIMUFFS NEO NOISEATTNRS 36BX	1 Unit	$180.00
MINIMUFFS NEO NOISEATTNRS 36BX	1 Unit	$180.00
			New Items on Contract
JELLY BUTTON SENSORS 150/BOX	EA	$120.00		***		***
JELLY TAB SENSORS 120/Box	EA	$96.00		***		***

PRINTER LABELS 140 PER ROLL	EA	$25.00		***		***
THERMAL PRINTER PAPER 8 ROLLS	EA	$25.00		***		***
REPORT FORM STICKERS 25 PER PK	EA	$18.75		***		***

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

NOVATION

LETTER OF PARTICIPATION

2/1/03

Natus Infant Hearing Screening Equipment Contract (CE90270)

Hospital:    __________________________________________     Address:    ___________________________________

City, State, Zip:     ________________________________________________    Phone:    __________________________

Annual Birth Rate:    ____________________________________________

Freight—FOB Origin, Prepaid and Added to Invoice

1.     ALGO® SCREENER PRICING:

Model	P/N	List Price	Novation Price
ALGO®3	010038	$18,500	***
ALGO 2eColor	010050	$17,500	***
ALGO Portable	010049	$10,900	***

2.	Colorado-Pak (P/N 040112 & 040170) and ALGO PAK (P/N 040546) List Price $*** Single Purchaser—SINGLE ORDER OR 12 MONTH STANDING ORDER PRICING

Screens	Boxes	Discount	Box Price	Screen Price	Indicate *** Standing Order
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***

A.	Natus Medical Inc. will apply Novation contract supply pricing to customers with *** on the *** of the month *** of this form at Natus.
B.	Natus Medical will provide assistance in determining appropriate Standing Order quantities and delivery periods. Standing Order shipments will be audited every *** to ***.

As a representative of the hospital, I verify that the hospital wishes to participate in the Natus contract CE90270.

Name    ____________________________________    Signature    _________________________________________________

Title    _____________________________________    Date    _____________________________________________________

As a representative of Natus Medical, I verify that ***

Name    ____________________________________    Signature    _________________________________________________

Title    _____________________________________    Date    _____________________________________________________

PLEASE RETURN COMPLETED FORM TO:

NATUS MEDICAL INC., Attn: Customer Service, 1501 Industrial Road, San Carlos, CA 94070-4111

Phone: 800-255-3901    Fax: 650-802-6620

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.